UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2017

INPIXON

(Exact name of registrant as specified in its charter)

Nevada	001-36404	88-0434915
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2479 E. Bayshore Road, Suite 195 Palo Alto, CA	94303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 702-2167

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 1.01	Entry into a Material Definitive Agreement.

Warrant Exercise Agreement

On August 9, 2017, Inpixon, a Nevada Corporation (the “Company”), entered into a warrant exercise agreement (the “Warrant Exercise Agreement”) with certain holders of the Company’s warrants (collectively, the “Warrant Holders” and each, a “Warrant Holder”), pursuant to which the Warrant Holders agreed to exercise, for up to an aggregate of 1,095,719 shares of common stock, par value $0.001 per share (“Common Stock”), those warrants (the “Warrants”) issued pursuant to that certain warrant agency agreement, dated as of June 30, 2017 (the “Warrant Agency Agreement”), by and between the Company and Corporate Stock Transfer, as warrant agent (the “Warrant Agent”), provided that the Company will agree to:

(a)       amend the Warrant Agency Agreement to reduce the exercise price of the Warrants from $1.325 per share to $0.30 per share in accordance with the terms and conditions of Amendment No. 1 to the Warrant Agency Agreement to be entered into between the Company and the Warrant Agent (“Warrant Agreement Amendment”), with the consent of Aegis Capital Corp. (“Aegis”) and the registered holders of a majority of the outstanding Warrants; and

(b)       issue additional warrants to the Warrant Holders, for the number of shares of Common Stock that shall be equal to the number of exercised shares purchased by such Warrant Holder (the “Additional Warrant Shares”), at an exercise price of $0.55 per share (the “Additional Warrant”) for warrants to purchase up to an aggregate of 1,095,719 shares of Common Stock.

The Warrant Holders agreed to exercise up to 1,095,719 shares of Common Stock underlying the Warrants (the “Exercised Shares”) for aggregate gross proceeds of $328,715.70 from the exercise of the Warrants which will be used for general working capital purposes, including the payment of outstanding debt and trade payables in the ordinary course of the Company’s business and prior practices. The Warrants and Exercised Shares were registered on the Registration Statement on Form S-1 filed by the Company (333-218173) and declared effective on June 28, 2017.

The foregoing description of the Warrant Exercise Agreement, including the Warrant Agreement Amendment is qualified in its entirety by reference to the full text of the Warrant Exercise Agreement, including the Warrant Agreement which are attached as Exhibit 10.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Additional Warrants

In connection with the exercise of the Warrants, the Company will issue a 5-year warrant to each Warrant Holder for the number of shares of Common Stock that shall be equal to the number of exercised shares purchased by such Warrant Holder (the “Warrant Shares”), at an exercise price of $0.55 per share (each, an “Additional Warrant”, and collectively, the “Additional Warrants”). If, after the six month anniversary of the issuance date of an Additional Warrant, there is no effective registration statement registering, or no current prospectus available for, the resale of the Warrant Shares by the Warrant Holder, then the Additional Warrant may also be exercised, in whole or in part, by means of a “cashless exercise”. The Additional Warrant may not be exercised if, after giving effect to the exercise the Warrant Holder, together with its affiliates, would beneficially own in excess of 4.99% of the number of shares of the Company’s Common Stock outstanding immediately after giving effect to the issuance of the Warrant Shares. Upon notice to the Company, the Warrant Holder may increase or decrease the ownership limitation, provided that the ownership limitation in no event exceeds 9.99% of the number of shares of the Company’s Common Stock outstanding immediately after giving effect to the issuance of the Warrant Shares. If at any time after the six month anniversary of the Issue Date, there is no effective registration statement registering, or no current prospectus available for, the resale of the Warrant Shares by the Holder, then this Warrant may also be exercised, in whole or in part, at such time by means of a “cashless exercise”

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In addition, if the Company has not obtained approval as may be required by the applicable rules and regulations of the Nasdaq Stock Market (or any successor entity) from the shareholders of the Company with respect to the transactions contemplated by the Exercise Agreement, resulting in the issuance of shares of Common Stock in excess of 19.99% of the issued and outstanding Common Stock immediately prior to the execution and delivery of the Exercise Agreement and/or a change of control in connection with the transactions contemplated by the Exercise Agreement (excluding the issuance of the shares of Common Stock issuable upon exercise of the Registered Warrants), then the Company may not issue greater than 1,298,281 shares of Common Stock (subject to adjustment for forward and reverse stock splits, recapitalizations and the like), in the aggregate, upon the exercise of the Additional Warrants.

The foregoing description of the Additional Warrant is qualified in its entirety by reference to the full text of the Additional Warrant which is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Hillair Waiver and Consent

On August 9, 2017, the Company and Hillair Capital Investments L.P. (“Hillair”) entered into a waiver and consent agreement (the “Hillair Waiver”) pursuant to which Hillair waived the prohibition on issuing any securities at an effective per share price that is less than $7.05 contained in the securities purchase agreement pursuant to which that certain 8% Original Issue Discount Senior Convertible Debenture Debenture was issued to Hillair and consented to the tranasctions contemplated by the Warrant Exercise Agreement and the Warrant Agreement Amendment.

The foregoing description of the Hillair Waiver is attached as Exhibit 10.2, to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information provided in response to Item 1.01 of this Current Report in connection with the Additional Warrants is incorporated by reference into this Item 3.02. The Company has agreed to pay cash commissions to Aegis an amount equal to seven percent of the gross proceeds raised in connection with the exercise of the Warrants and the issuane of the Additional Warrants. The issuance and sale of the Additional Warrants was not registered under the Securities Act of 1933, as amended (the “Act”), in reliance on an exemption from registration under Section 4(a)(2) of the Act and Rule 506 of Regulation D thereunder (“Regulation D”), based on the fact that each Warrant Holder is an “accredited investor,” as such term is defined in Rule 501 of Regulation D, in a transaction not involving a public offering. The Additional Warrants may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Exhibit Description
Exhibit 4.1*	Form of Additional Warrant.

Exhibit 10.1*	Warrant Exercise Agreement, dated August 9, 2017, by and between Inpixon and Warrant Holders, including all amendments.

Exhibit 10.2*	Hillair Waiver and Consent, dated August 9, 2017, by and between Inpixon and Hillair Capital Investments L.P.

* Filed herewith.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPIXON

Date: August 9, 2017	By:	/s/ Nadir Ali
	Name:	Nadir Ali
	Title:	Chief Executive Officer

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Exhibit Index

Exhibit Number	Exhibit Description
Exhibit 4.1*	Form of Additional Warrant.

Exhibit 10.1*	Warrant Exercise Agreement, dated August 9, 2017, by and between Inpixon and Warrant Holders.

Exhibit 10.2*	Hillair Waiver and Consent, dated August 9, 2017, by and between Inpixon and Hillair Capital Investments L.P.

* Filed herewith

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